UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 3, 2026

CreditRiskMonitor.com, Inc.
(Exact name of registrant as specified in its charter)

Nevada	1-8601	36-2972588
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Address Not Applicable1
(Address of principal executive offices, including zip code)

(845) 230-3000
(Registrant’s telephone number, including area code:

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

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Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

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Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

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Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

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Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
None	N/A	N/A

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company	☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.                                  ☐

1 We are a remote-only company. Accordingly, we do not maintain a headquarters. For purposes of compliance with applicable requirements of the Securities Act of 1933 and Securities Exchange Act of 1934, each as amended, any stockholder communication required to be sent to our principal executive offices may be directed to the agent for service of process at InCorp Services, Inc., 9107 West Russell Road Suite 100, Las Vegas, NV, 89148-1233.

Item 4.02
Non-Reliance on Previously Issued Financial Statements or a Related Audit Report or Completed Interim Review.

In connection with a nexus study conducted with an external tax advisor, CreditRiskMonitor.com, Inc. (the “Company”) determined that it had economic and physical nexus in state and local jurisdictions where it historically had not been collecting and remitting sales and use tax and filing income taxes.

As a result, on August 3, 2026, the audit committee of the board of directors of the Company, after discussion with the Company’s management and CohnReznick LLP, the Company’s independent registered public accounting firm, concluded that the following should no longer be relied upon: (a) the Company’s previously issued unaudited condensed financial statements as of and for the quarterly periods ended (i) June 30, 2025, (ii) September 30, 2025 and 2024, and (iii) March 31, 2026 and 2025, and (b) the Company’s previously issued audited financial statements as of and for the fiscal years ended December 31, 2025 and 2024 (collectively, the “Affected Periods”), filed with the Securities and Exchange Commission (the “SEC”) in the respective Quarterly Reports on Form 10-Q for such quarterly periods and in the Annual Report on Form 10-K for such fiscal year and included in any reports, related earnings releases, or similar communications of the Company’s financial results. Based on its review of the Affected Periods to date, the Company plans to restate its financial statements for the Affected Periods.

While the Company’s review is ongoing, at the time of filing of this Current Report on Form 8-K, the Company expects to record a sales tax liability of approximately $1,767 thousand (sales tax plus interest) and income tax liability of approximately $210 thousand (income tax plus interest). The Company currently expects the adjustments to primarily impact accrued liabilities; income tax liabilities; retained earnings; selling, general and administrative expenses; interest expense; and income tax expense. The Company's review remains ongoing and the amounts described above are preliminary estimates that could change as additional information becomes available.

In addition, the Company has identified a material weakness in the Company’s internal control over financial reporting and concluded that its internal control over financial reporting and disclosure controls and procedures related to the identification, monitoring and evaluation of state and local tax nexus requirements were ineffective. Management has created a plan of remediation to address the material weakness. Management’s conclusions regarding the impacts of the matter discussed above on the Company’s internal control over financial reporting will be included in the 2026 Annual Report on Form 10-K, which the Company expects to timely file with the SEC.

The audit committee and the Company’s management have discussed the matters disclosed in this Current Report on Form 8-K with CohnReznick LLP.

Forward-Looking Statements

This Current Report on Form 8-K may contain “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995, such as statements relating to the preparation of the Company’s consolidated financial statements; the annual and interim periods affected by the matters discussed above and subject to restatement; the timing for filing of the restated financial statements; the assessment of the Company’s internal control over financial reporting; and the potential scope and impact of the issues discussed above, which are estimates as of the date hereof. Forward-looking statements include all statements that are not statements of historical fact regarding intent, belief or current expectations of the Company, its directors or its officers. Forward-looking statements may contain words such as “may,” “will,” “should,” “could,” “expect,” “plan,” “believe,” “estimate” and “potential,” the negative of these terms or other comparable terminology. Any expectations based on these forward-looking statements are subject to risks and uncertainties and important factors that may cause future results to differ materially from the Company’s current expectations, including, among other things, the Company’s future financial results, the timing and nature of the resolution of the issues discussed in this filing, any delay in the filing of the Form 10-K for the year ended December 31, 2026 or Form 10-Q for the quarter ended June 30, 2026, or other required periodic reports, the timing and results of the Company’s review of the effectiveness of internal control over financial reporting and related disclosure controls and procedures, whether a restatement or correction of financial results will be required for other accounting issues and adverse effects on the Company related to the disclosures made in this report. For other risk factors affecting the Company, see the section titled “Management’s Discussion and Analysis of Financial Condition and Results of Operations” in the Company’s Annual Report on Form 10-K and Quarterly Reports on Form 10-Q. These and many other factors could affect the Company’s future financial condition and operating results and cause actual results to differ materially from expectations based on forward-looking statements made in this report or elsewhere by the Company or on its behalf. The Company undertakes no obligation to revise or update any forward-looking statements.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CREDITRISKMONITOR.COM, INC.
(REGISTRANT)

Date: August 6, 2026	By:	/s/ Michael I. Flum
Michael I. Flum
Chief Executive Officer and President